DEBT	12 Months Ended
Dec. 31, 2012
DEBT
DEBT

4. DEBT

As of December 31, 2012, outstanding debt balances totaled $100.0 million, all of which was our long-term senior notes.

On December 12, 2003, we completed a public debt offering, issuing $100.0 million in senior notes maturing January 15, 2014, and paying interest semi-annually at the rate of 5.95 percent. The notes were issued at a discount resulting in proceeds, net of discount and commission, of $98.9 million. The amount of the discount is being charged to income over the life of the debt on an effective-yield basis. The estimated fair value for the senior note is $104.4 million. The fair value of our long-term debt is estimated based on the limited observable prices that reflect thinly traded securities.

We maintain a revolving line of credit with JP Morgan Chase, which permits us to borrow up to an aggregate principal amount of $25.0 million. Under certain conditions, the line may be increased up to an aggregate principal amount of $50.0 million. This facility was renewed under similar terms for a three-year term that expires on May 31, 2014. As of and during the years ended December 31, 2012 and 2011, no amounts were outstanding on this facility.

We incurred $6.0 million in interest expense on our senior notes in each of the last three years. This debt has an average interest rate of 6.02 percent.